                                                                    EXHIBIT 99.2

                            COMPANY SUPPORT AGREEMENT

      This Company Support Agreement (the "AGREEMENT") is made and entered into as of September 28, 2004, between Lynx Therapeutics, Inc., a Delaware corporation ("PARENT"), and the undersigned shareholder ("HOLDER") of Solexa Limited, a company registered in England and Wales (the "COMPANY").

                                    RECITALS

      Pursuant to an Acquisition Agreement dated as of September 28, 2004 (the "ACQUISITION AGREEMENT") by and between Parent and the Company, it is proposed that Parent shall make the Offer and the Option Offer within the meanings set forth in the Acquisition Agreement. Concurrently with the execution and delivery of the Acquisition Agreement and as a condition and inducement to Parent entering into the Acquisition Agreement, Parent has required that Holder enter into this Agreement. The Holder is the registered owner of: (1) such number of issued B Preferred Shares, (2) such number of issued A Ordinary Shares, (3) such number of issued Ordinary Shares (clauses (1), (2) and (3) collectively, the "SHARES") and (4) such number of options to purchase Ordinary Shares, each as is indicated beneath Holder's signature on the last page of this Agreement. Terms used herein and not defined herein shall have the meaning set forth in the Acquisition Agreement.

                                    AGREEMENT

      The parties agree as follows:

      1. AGREEMENT TO RETAIN SHARES.

            (a) TRANSFER AND ENCUMBRANCE. Except as contemplated by the Acquisition Agreement, and except as provided in Sections 1(b), 2, 3 and 4 below, during the period beginning on the date hereof and ending on the earlier to occur of (i) one hundred eighty (180) days following the First Closing Date, and (ii) the Expiration Date (as defined below), Holder agrees not to, directly or indirectly, (x) transfer (except as may be specifically required by court order), sell, exchange, tender, pledge, assign, contribute to the capital of any entity, hypothecate or otherwise dispose of (including by merger, consolidation or otherwise by operation of law) or encumber the Shares or any New Shares (as defined below), including any shares of Parent Common Stock received in exchange for such Shares pursuant to the Offer, enter into any short sale with respect to the Shares or any New Shares, enter into or acquire an offsetting derivative contract with respect to such Shares or any New Shares, enter into or acquire a futures or forward contract to deliver such Shares or any New Shares or enter into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership of the Shares or any New Shares, or to, directly or indirectly, make any offer or agreement relating thereto, (y) grant any proxies or powers of attorney, deposit any of such Shares or New Shares into a voting trust or enter into a voting agreement with respect to any of such Shares or New Shares, or enter into any agreement or arrangement providing for any of the actions described in this clause (y), or
(z) take any action that could reasonably be expected to have the effect of preventing or disabling Holder from performing Holder's obligations under this Agreement, and Holder warrants that it has not agreed to carry out any of the foregoing matters in relation to the Shares or any New Shares. As used herein, the term "EXPIRATION DATE" shall mean the date of termination of the Acquisition Agreement in accordance with the terms and provisions thereof.

            (b) PERMITTED TRANSFERS. Section 1(a) shall not prohibit a transfer of Shares or New Shares by Holder (i) if Holder is an individual (A) to any member of Holder's immediate family, or to a trust for the benefit of Holder or any member of Holder's immediate family, or (B) upon the death of Holder, or
(ii) if Holder is a partnership or limited liability company, to one or more partners or members of Holder or to an affiliated Person under common control or common management with Holder; provided, however, that any such transfer pursuant to either clause (i) or (ii) of this Section 1(b) shall be permitted only if, as a precondition to such transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement.

            (c) NEW SHARES. Holder agrees that any shares of capital stock or interests in shares or other securities of the Company or Parent. including any shares of Parent Common Stock received in exchange for such Shares pursuant to the Offer, that Holder purchases or with respect to which Holder otherwise acquires registered or beneficial ownership after the date of this Agreement and prior to the earlier to occur of (i) one hundred eighty (180) days following the First Closing Date and (ii) the Expiration Date ("NEW SHARES") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

      2. IRREVOCABLE UNDERTAKING TO ACCEPT OFFER. Holder hereby irrevocably undertakes, represents and warrants to Parent that Holder shall accept or procure acceptance of the Offer and make an election under the Option Offer in accordance with their respective terms in respect of all the Shares or Company Options, as appropriate, held or owned by Holder by not later than 5:00 p.m. California time on the tenth Business Day after the dispatch of the Offer Documents, and forward or procure that there is forwarded with such acceptance the share certificates or other documents of title in respect of the Shares and the Company Options in accordance with the terms of the Offer and the Option Offer. Holder shall not withdraw Holder's acceptance and shall procure that Holder's acceptance is not withdrawn in respect of all or any of the Shares and that Holder's election is not withdrawn in respect of any or all Company Options held or owned by Holder. Until the earlier of the First Closing Date or the Expiration Date, Holder shall not accept or solicit any exchange offer commenced by a third party other than Parent or any Subsidiary of Parent with respect to the Shares. Parent acknowledges and agrees that this Agreement shall not be binding upon Holder in the event the Acquisition Agreement is amended by the parties thereto to lower or change the form of consideration set forth in the Acquisition Agreement.

      3. AGREEMENT TO VOTE SHARES. Until the earlier to occur of (x) the First Closing Date and (y) the Expiration Date, Holder shall, at any meeting (whether annual or extraordinary and whether or not an adjourned or postponed meeting) of shareholders of the Company or of any class of shareholders of the Company, however called, or in connection with any written resolution of the holders of shares or any class of shares in the capital of the Company, vote the Shares and any New Shares (i) in favor of (A) to the extent deemed necessary or appropriate by the Board of Directors of the Company, delivery of a Selling Notice (as that term is defined in the Company's Articles of Association) to invoke the compulsory transfer to Parent of the remaining share capital of the Company pursuant to Article 7 of the Company's Articles of Association, and (B) approving any other matters that could reasonably be expected to facilitate the transactions contemplated by the Acquisition Agreement, and (ii) against any of the following actions (other than the Offer and any other transactions contemplated by the Acquisition Agreement):
(A) any merger, consolidation, business combination, takeover, sale of assets, reorganization or recapitalization of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company, (D) any material change in the capitalization of the Company or the corporate structure of the Company, (E) the requisition (and the Holder shall not propose such a requisition) of any general or separate class meeting of the Company for the purposes of considering any resolution relating to the Offer (including without limitation, a resolution to enable the Offer to become unconditional), except with the prior written consent of Parent, or (F) any other action or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Acquisition Agreement or Holder under this Agreement or which could reasonably be expected to result in any of the conditions to the obligations of the Company under the Acquisition Agreement not being fulfilled. This Agreement is intended to bind Holder as a shareholder of the Company only with respect to the specific matters set forth herein. Except as set forth in clauses (i) and (ii) of this Section 3, Holder shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the shareholders of the Company.

      4. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, Holder agrees to deliver to the Company a proxy in the form attached hereto as Exhibit A (the "PROXY"), which shall be irrevocable to the fullest extent permitted by law.

      5. AFFILIATE AGREEMENT.

            (a) GENERAL. Holder has been advised that, as of the date hereof, Holder may be deemed to be an "affiliate" of the Company, as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "RULES AND REGULATIONS") of the SEC under the Securities Act. Pursuant to the terms of the Offer, Parent will acquire all of the issued share capital of Company. As a result of the Offer, Holder will receive Parent Common Stock in exchange for the Shares or any New Shares. Notwithstanding anything to the contrary set forth in this Section 5, the execution of this Agreement should not be considered an admission on Holder's part that Holder is an "affiliate" of Company, nor as a waiver of any rights Holder may have to object to any claim that Holder is such an affiliate on or after the date of this Agreement.

            (b) HOLDER REPRESENTATIONS; RESTRICTIONS ON TRANSFER; LEGENDS. Holder represents, warrants and covenants to Parent that in the event Holder receives any Parent Common Stock upon consummation of the Offer:

                  (i) Holder shall not make any sale, transfer or other disposition of the Parent Common Stock in violation of the Securities Act.

                  (ii) Holder has carefully read this Agreement and discussed the requirements of this Agreement and other applicable limitations upon Holder's ability to sell, transfer or otherwise dispose of Parent Common Stock received in exchange for the Shares, to the extent Holder has felt necessary, with Holder's counsel.

                  (iii) Holder has been advised that the issuance of Parent Common Stock in connection with the Offer will be registered on a registration statement on Form S-4 promulgated under the Securities Act (the "REGISTRATION STATEMENT") and the resale of such Parent Common Stock may be subject to restrictions set forth in Rule 145 under the Securities Act. Holder has been advised that, because Holder may be deemed to be an "affiliate" of the Company, Holder may not sell, transfer or otherwise dispose of the Parent Common Stock issued to Holder in the Offer, unless (i) such sale, transfer or other disposition is made in conformity with the limitations of Rule 145 promulgated by the SEC under the Securities Act, (ii) such sale, transfer or other disposition has been registered under the Securities Act or (iii) in the opinion of counsel reasonably acceptable to Parent, such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act.

                  (iv) Holder understands and agrees that stop transfer instructions will be given to Parent's transfer agent with respect to the Parent Common Stock issued to Holder and that there will be placed on the certificates for the Parent Common Stock issued to Holder, or any substitutions therefor, a legend stating in substance: "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF A COMPANY SUPPORT AGREEMENT DATED SEPTEMBER 28, 2004 BETWEEN THE REGISTERED HOLDER HEREOF AND LYNX THERAPEUTICS, INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF LYNX THERAPEUTICS, INC." If a sale or transfer is made prior to such legend being removed pursuant to Section 5(c) below, certificates with the above legend will be substituted by delivery of certificates without such legend upon delivery of a declaration to Parent (the "DECLARATION"), which Declaration shall be reasonably satisfactory in form and substance to Parent, that the requirements of Rule 145(d)(1) have been complied with.

                  (v) Holder understands and agrees that stop transfer instructions will be given to Parent's transfer agent with respect to the Parent Common Stock issued to Holder and there will be placed on the certificates for the Parent Common Stock issued to Holder, or any substitutions therefore, a legend stating in substance: "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNTIL THE DATE THAT IS 180 DAYS FOLLOWING THE FIRST CLOSING DATE (AS DEFINED IN THE ACQUISITION AGREEMENT DATED SEPTEMBER 28, 2004 BETWEEN LYNX THERAPEUTICS, INC. AND SOLEXA LIMITED) IN ACCORDANCE WITH THE TERMS OF A COMPANY SUPPORT AGREEMENT DATED SEPTEMBER 28, 2004 BETWEEN THE REGISTERED HOLDER HEREOF AND LYNX THERAPEUTICS, INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF LYNX THERAPEUTICS, INC."

            (c) PARENT REPRESENTATIONS.

                  (i) Parent hereby agrees that, unless previously sold pursuant to the applicable requirements of Rule 145, it is understood and agreed that certificates with the legend set forth in Section 5(b)(iv) above will be substituted by delivery of certificates without such legend, and any stop transfer instructions then in effect will be terminated, if (i) one year shall have elapsed from the date Holder acquired the Parent Common Stock received in the Offer and the provisions of Rule 145(d)(2) are then available to Holder,
(ii) two years shall have elapsed from the date Holder acquired the Parent Common Stock received in the Offer and the provisions of Rule 145(d)(3) are then available to Holder, or (iii) Parent has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Parent, or a "no action" letter obtained by Holder from the staff of the SEC, to the effect that the restrictions imposed by Rule 145 under the Securities Act no longer apply to Holder. For as long as resales of any shares of Parent Common Stock owned by Holder are subject to Rule 145, Parent will use its reasonable efforts to make all filings of the nature specified in paragraph (c)(1) of Rule 144 under the Securities Act. Upon receipt of a properly completed Declaration, Parent shall use its reasonable efforts to instruct its transfer agent to deliver shares of Parent Common Stock without the legend set forth in Section 5(b)(iv) above in accordance with the terms of the transfer set forth in the Declaration as soon as practicable following receipt of such Declaration.

                  (ii) Parent hereby agrees that it is understood and agreed that certificates with the legend set forth in Section 5(b)(v) above will, to the extent required to enable the shares represented by such certificate to be transferred by the holder thereof, be substituted by delivery of certificates without such legend upon the written request of the Holder if 180 days shall have elapsed from the First Closing Date. Upon receipt of any such written request, Parent shall use its reasonable efforts to instruct its transfer agent to deliver shares of Parent Common Stock without the legend set forth in Section 5(b)(v) above as soon as practicable following receipt of such written request.

      6. RESALE REGISTRATION RIGHTS.

            (a) REGISTRABLE SHARES. For purposes of this Agreement, "REGISTRABLE SHARES" shall mean the shares of Parent Common Stock issued to the Company shareholders who have executed a Company Support Agreement (the "ORIGINAL HOLDER GROUP"), including Holder, pursuant to the Offer.

            (b) REQUIRED REGISTRATION. Parent shall use its commercially reasonable efforts to (i) file a post-effective amendment to the Registration Statement on Form S-3 registering the resale of the Registrable Shares within 60 days following the First Closing Date (the "AMENDMENT"), so long as the holders of such Registrable Shares shall provide the information necessary for inclusion therein in a timely manner to enable Parent to file the Amendment within such period, (ii) to cause such Amendment to be declared effective by the SEC as soon thereafter as possible and in any event no later than one hundred eighty (180) days following the First Closing Date, (iii) to file such amendments or supplements as may be necessary so that the prospectus contained in the Amendment will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and (iv) to effect all such registrations, qualifications and compliances (including, without limitation, obtaining appropriate qualifications under applicable state securities or "blue sky" laws and compliance with any other applicable governmental requirements or regulations) as Holder may reasonably request and that would permit or facilitate the sale of all Holder's Registrable Shares (provided, however, that Parent shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such state or jurisdiction), and in each case Parent will use its commercially reasonable efforts to cause such Amendment and all other such registrations, qualifications and compliances to be declared effective as promptly as practicable thereafter. As soon as reasonably practicable after the First Closing Date, Parent will provide to each holder of Registrable Securities a questionnaire setting forth the information that Parent will require from each such holder to include such holder's Registrable Shares in the Registration Statement. If Holder shall fail to furnish such information to Parent within twenty (20) days following the date on which such questionnaire shall be delivered to the Holders, Parent may exclude Holder from the Registration Statement.

            (c) EFFECTIVENESS; DELIVERY OF PROSPECTUS; SUSPENSION RIGHT.

                  (i) Parent will use its commercially reasonable efforts to maintain the effectiveness of the Amendment and other applicable registrations, qualifications and compliances until such time as fewer than 25% of the Registrable Securities remain held by the Original Holder Group, calculated on an aggregate basis (the "REGISTRATION EFFECTIVE PERIOD"). As soon as practicable following the effectiveness of the Amendment, Parent will furnish to each holder of Registrable Shares such number of copies of the prospectus contained in the Amendment in conformity with the requirements of the Securities Act, and such other documents as such holder may reasonably request in order to facilitate the public sale or other disposition of such shares.

                  (ii) For any offer or sale of any of the Registrable Shares by a shareholder in a transaction that is not exempt under the Securities Act, the shareholder, in addition to complying with any other federal securities laws, will deliver a copy of the final prospectus (or amendment of or supplement to such prospectus) of Parent covering the Registrable Shares in the form furnished to the shareholder by Parent to the purchaser of any of the Registrable Shares on or before the settlement date for the purchase of such Registrable Shares.

                  (iii) Following the date on which the Amendment is first declared effective, the holder of Registrable Shares will be permitted (subject in all cases to Section 7 below) to offer and sell Registrable Shares pursuant to the Amendment during the Registration Effective Period in the manner described in the Amendment provided that the Amendment remains effective and has not been suspended.

                  (iv) Notwithstanding any other provision of this Section 6 but subject to Section 7, Parent shall have the right at any time to require that all holders of Registrable Shares suspend further open market offers and sales of Registrable Shares pursuant to the Amendment whenever, and for so long as, in the reasonable judgment of Parent after consultation with counsel there is or may be in existence material undisclosed information or events with respect to Parent (the "SUSPENSION RIGHT") ; provided, however, that Parent shall not be entitled to invoke the Suspension Right unless such right or an equivalent restriction has been imposed on, and is then applicable to, all of Parent's executive officers, directors and other holders of Parent Common Stock which are registered for resale under the Securities Act. In the event Parent exercises the Suspension Right, such suspension will continue for the period of time reasonably necessary for disclosure (including any necessary filings with the SEC) to occur at a time that is not detrimental to Parent and its shareholders or until such time as the information or event is no longer material, each as determined in good faith by Parent (it being understood that Parent will use all reasonably commercial efforts to minimize the duration of the suspension period). The termination of the Registration Effective Period will extend by one (1) day for each day during which the holders of Registrable Shares suspend further open market offers and sales of Registrable Shares pursuant to the Parent's exercise of the Suspension Right.

            (d) EXPENSES. The costs and expenses to be borne by Parent for purposes of this Section 6 shall include, without limitation, printing expenses (including a reasonable number of prospectuses for circulation by the selling holders of Registrable Shares, including the Holder (the "SELLING SHAREHOLDERS")), legal fees and disbursements of counsel for Parent, "blue sky" expenses, accounting fees and filing fees, but shall not include underwriting commissions or similar charges, or any legal fees and disbursements of counsel to the Selling Shareholders.

            (e) INDEMNIFICATION.

                  (i) To the extent permitted by law, Parent will indemnify and hold harmless each holder of Registrable Shares, any underwriter (as defined in the Securities Act) for such shareholder, its officers, directors, shareholders or partners and each person, if any, who controls such shareholder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (A) any untrue statement or alleged untrue statement of a material fact contained in the Amendment, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by Parent of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and Parent will pay to each such shareholder (and its officers, directors, shareholders or partners), underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6(e)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Parent; nor shall Parent be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (a) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in the Amendment by any such shareholder, or (b) a Violation that would not have occurred if such shareholder had delivered to the purchaser the version of the Prospectus most recently provided by Parent to the shareholder as of the date of such sale.

                  (ii) To the extent permitted by law, each Selling Shareholder will indemnify and hold harmless Parent, each of its directors, each of its officers who has signed the Amendment, each person, if any, who controls Parent within the meaning of the Securities Act, any underwriter, any other Selling Shareholder selling securities pursuant to the Amendment and any controlling person of any such underwriter or other shareholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (which includes without limitation the failure of the shareholder to comply with the prospectus delivery requirements under the Securities Act, and the failure of the shareholder to deliver the most current prospectus provided by Parent prior to such sale), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Shareholder expressly for use in the Amendment or such Violation is caused by the shareholder's failure to deliver to the purchaser of the Selling Shareholder's Registrable Shares a prospectus (or amendment or supplement thereto) that had been made available to the shareholder by Parent; and each such Selling Shareholder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this
Section 6(e)(ii) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6.5(e)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Selling Shareholder, which consent shall not be unreasonably withheld. The aggregate indemnification liability of each Selling Shareholder under this Section 6(e)(ii) shall not exceed the net proceeds received by such Selling Shareholder in connection with sale of shares pursuant to the Amendment.

                  (iii) Each person entitled to indemnification under this
Section 6(e) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim and any litigation resulting therefrom, provided that counsel for the Indemnifying Party who conducts the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6.5 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall (except with the consent of each Indemnified Party) consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                  (iv) To the extent that the indemnification provided for in this Section 6(e) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The aggregate contribution liability of each Selling Shareholder under this Section 6.5(e)(iv) shall not exceed the net proceeds received by such Selling Shareholder in connection with sale of shares pursuant to the Amendment.

      7. PROCEDURES FOR SALE OF SHARES UNDER REGISTRATION STATEMENT.

            (a) NOTICE AND APPROVAL. If any shareholder shall propose to sell any Registrable Shares pursuant to the Amendment, it shall notify Parent of its intent to do so (including the proposed manner and timing of all sales) at least three (3) full trading days prior to such sale, and the provision of such notice to Parent shall conclusively be deemed to reestablish and reconfirm an agreement by such Selling Shareholder to comply with the registration provisions set forth in this Agreement. Unless otherwise specified in such notice, such notice shall be deemed to constitute a representation that any information previously supplied by such Selling Shareholder expressly for inclusion in the Amendment (as the same may have been superseded by subsequent such information) is accurate as of the date of such notice. Parent may delay the resale by such Selling Shareholder of any Registrable Shares pursuant to the Amendment by delivering to such Selling Shareholder a written notification that Parent's Suspension Right has been exercised and is then in effect (the "SUSPENSION NOTICE"); provided, however, that the Suspension Notice must be delivered within the three (3) trading-day period following receipt of such Selling Shareholder's notice of intent to sell Registrable Securities under the Amendment so long as such notice included a working facsimile number for purposes of delivery of Parent's response. Upon receipt of the Suspension Notice, such Selling Shareholder shall refrain from selling any Registrable Shares pursuant to the Amendment in the open market until his, her or its receipt of a supplemented or amended prospectus pursuant to Section 7(b) below or written notice from Parent that the suspension period has ended and use of the prospectus previously furnished to such Selling Shareholder may be resumed.

            (b) COPIES OF PROSPECTUS. Subject to the provisions of this Section 7, when a Selling Shareholder is entitled to sell and gives notice of its intent to sell Registrable Shares pursuant to the Amendment, Parent shall, within two (2) trading days following the request or, in the event that Parent's Suspension Right has been exercised and is then in effect, as soon as practicable following the termination of the suspension period, furnish to such Selling Shareholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not as of the date of delivery to the Selling Shareholder include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.

      8. WAIVER OF RIGHTS OF FIRST REFUSAL.

            (a) Holder irrevocably undertakes represents and warrants to the Parent that in transferring any Shares to Parent pursuant to the Offer it will transfer to Parent all accrued dividend rights and entitlements attaching to the Shares (whether or not declared, due or owing) including any debts due by the Company in respect thereof.

            (b) In the event that Holder is the registered holder of any B Preferred Shares, Holder hereby irrevocably undertakes to the Parent that it shall not following receipt of a Notice of a Company-Building Merger (as each is defined in the Articles of Association of the Company) or otherwise in contemplation of the Offer elect or vote in favor of Article 2.5(a)(ii) of the Articles of Association of the Company.

            (c) In the event that Holder is the registered holder of any A Ordinary Shares, Holder hereby irrevocably undertakes to the Parent that it shall not following receipt of a Notice of a Company-Building Merger (as each is defined in the Articles of Association of the Company) or otherwise in contemplation of the Offer elect or vote in favor of Article 2.5(b)(ii) of the Articles of Association of the Company.

            (d) Solely in connection with the exchange of Shares pursuant to the Offer, Holder hereby waives any and all rights of pre-emption or first refusal that it may have (including, without limitation, under the Articles of Association of the Company, the Subscription and Shareholders' Agreement dated July 30, 2004 relating to the Company, or otherwise) with respect to the proposed transfer of any shares in the capital of the Company to Parent pursuant to the terms of the Offer, or any Shares or other securities in the share capital of the Company owned by, or issuable to, any person.

      9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF HOLDER. Holder hereby represents, warrants and covenants to Parent that Holder (i) is the registered owner and, as set forth on the signature page, beneficial owner, of the Shares and options to purchase Ordinary Shares, if any, indicated below Holder's signature on the signature page to this Agreement, which at the date of this Agreement and at all times up until the earlier to occur of (A) one hundred eighty (180) days following the First Closing Date, and (B) the Expiration Date, are, and will be, free and clear of any liens, claims, options, charges or other encumbrances, and (ii) is not the registered owner of any shares, options or other securities in, or convertible into, share capital of the Company, other than the Shares and the options to purchase Ordinary Shares, if any, indicated below Holder's signature on the last page of this Agreement. Holder has the legal capacity, power and authority to enter into and perform all of Holder's obligations under this Agreement (including under the Proxy). This Agreement (including the Proxy) has been duly and validly executed and delivered by Holder and constitutes a valid and binding agreement of Holder, enforceable against Holder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

      10. FURTHER ASSURANCES. Holder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Agreement.

      11. CONSENT AND WAIVER. Holder hereby gives any consents or waivers that are reasonably required for the consummation of the Offer under the terms of any agreement (including, without limitation, the Articles of Association of the Company and the Subscription and Shareholders' Agreement dated July 30, 2004 relating to the Company, or otherwise) to which Holder is a party or pursuant to any rights Holder may have.

      12. FIDUCIARY DUTIES. Notwithstanding anything in this Agreement to the contrary: (i) Holder makes no agreement or understanding herein in any capacity other than in Holder's capacity as a registered owner of the Shares and, to the extent applicable, any New Shares, (ii) nothing in this Agreement shall be construed to limit or affect any action or inaction by Holder, or any officer, partner, member or employee, as applicable, of Holder, serving on the Company's Board of Directors acting in such person's capacity as a director or fiduciary of the Company, and (iii) Holder shall have no liability to Parent or any its affiliates under this Agreement as a result of any action or inaction by Holder, or any officer, partner, member or employee, as applicable, of Holder, serving on the Company's Board of Directors acting in such person's capacity as a director or fiduciary of the Company.

      13. MISCELLANEOUS.

            (a) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this
Section 13(a) shall be binding upon the parties and their respective successors and assigns.

            (b) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

            (c) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            (d) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            (e) NOTICES. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (i) when delivered by hand;
(ii) on the day sent by facsimile, provided that the sender has received confirmation of transmission as of or prior to 5:00 p.m. local time of the recipient, on such day; (iii) the first Business Day after sent by facsimile (to the extent that (A) the sender has received confirmation of transmission after 5:00 p.m. local time of the recipient on the day sent by facsimile, or (B) notice is sent on a day that is not a Business Day); or (iv) the third Business Day after sent by registered mail or by courier or express delivery service, in each case to the address or facsimile number set forth on the signature page to this Agreement beneath the name of such party, or to such other address or facsimile number as such party shall have specified in a written notice given to the other party hereto).

            (f) SEVERABILITY. If one or more provisions of this Agreement are held to be invalid or unenforceable under the applicable law of any jurisdiction, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement,
(ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be valid and enforceable in accordance with its terms. Each provision of this Agreement is separable from any other provisions of this Agreement, and each part of each provision of this Agreement is severable from every other part of such provision.

            (g) SPECIFIC PERFORMANCE. Each of the parties hereto recognizes and acknowledges that a breach of any covenants or agreements contained in this Agreement will cause Parent to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach Parent shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity.

            (h) DISCLOSURE. Holder hereby agrees to permit Parent and the Company to publish and disclose in the Registration Statement (including all documents and schedules filed with the SEC), the Amendment and the Proxy Statement, and in any press release or other disclosure document in which Parent or the Company reasonably determines in its good faith judgment that such disclosure is required by law, including the rules and regulations of the SEC, the Financial Services and Markets Act 2000 and the Companies Act 1985 (as amended), as appropriate, in connection with the Offer and any transactions related thereto, such Holder's identity and ownership of the Shares and New Shares and the nature of the commitments, arrangements and undertakings under this Agreement.

            (i) ACKNOWLEDGEMENT. Holder hereby agrees and acknowledges that the terms and provisions of Section 7.6 of the Subscription and Shareholders' Agreement dated July 30, 2004 shall survive and remain in full force and effect following the consummation of the Offer.

                            [SIGNATURE PAGE FOLLOWS]

      The parties have caused this Agreement to be duly executed on the date first above written.

                                PARENT

                                By:___________________________________________
                                Name:_________________________________________
                                Title:________________________________________

                                Address: Lynx Therapeutics, Inc.
                                25861 Industrial Boulevard
                                Hayward, California 94545
                                Attention: President and Chief Executive Officer Facsimile No.: 650.670.9303

                   SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT

                                  HOLDER

                                  By:___________________________________________
                                       [Name]

                                  Holder's Address for Notice:

                                  ______________________________________________
                                  ______________________________________________
                                  ______________________________________________
                                  Attention:
                                  Facsimile No.:

Shares owned of record:           Beneficially owned shares:

Class of Shares         Number    Class of Shares           Number
---------------         ------    ---------------           ------
B Preferred Shares                B Preferred Shares

A Ordinary Shares                 A Ordinary Shares

Ordinary Shares                   Ordinary Shares

Options to Purchase               Options to Purchase
Ordinary Shares                   Ordinary Shares

                   SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT

                                CONSENT OF SPOUSE

                        [TO BE EXECUTED WHERE RELEVANT.]

      The undersigned is the spouse of [_____________], the Holder (as such term is defined in the Company Support Agreement) in the foregoing Company Support Agreement dated as of September 28, 2004 (the "COMPANY SUPPORT AGREEMENT") between Lynx Therapeutics, Inc. and Holder. Capitalized terms used herein and not defined herein have the meaning set forth in the Company Support Agreement.

      I hereby acknowledge that I have carefully reviewed the Company Support Agreement and such other documents as I have deemed appropriate. I have discussed the contents of the Company Support Agreement, to the extent I felt necessary, with my legal counsel. I understand fully the transactions described in the Company Support Agreement, and I hereby approve of and consent to all such transactions. I am aware that by the provisions of the Company Support Agreement, my spouse agrees, among other things, to vote all of the outstanding shares of Company capital stock that he or she now owns or hereafter acquires, including my community property interest therein, if any, in accordance with the Company Support Agreement, and that my spouse agrees, among other things, to certain matters related to the control and disposition of Company capital stock. I hereby agree, on behalf of myself and all persons who may claim on my behalf, that prior to fulfillment of all of my spouse's obligations under the Company Support Agreement in accordance with the terms and provisions of the Company Support Agreement, upon any legal separation from or dissolution of my marriage to my present spouse, or upon the death of my spouse, neither I nor anyone claiming on my behalf will seek to partition my or my spouse's community property interest in the Company capital stock and that in any such event I shall be entitled only to the value of my interest in such Company capital stock, if any, and that I shall have no claim or right to the Company capital stock itself.

                                       EXECUTED this ____ day of September, 2004

                                       _________________________________________

                                    EXHIBIT A

                                IRREVOCABLE PROXY

                                TO VOTE SHARES OF

                                 SOLEXA LIMITED

      The undersigned shareholder ("HOLDER") of Solexa Limited, a company incorporated under the laws of England and Wales (the "COMPANY"), hereby irrevocably (to the fullest extent permitted under the laws of England and Wales) appoints the Chief Executive Officer and each of the other members of the Board of Directors of Lynx Therapeutics, Inc., a Delaware corporation ("PARENT"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares in the capital of the Company that now are or hereafter may be owned of record by and/or registered in the name of the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "SHARES") in accordance with the terms of this Proxy, the Shares and that certain Company Support Agreement of even date herewith, by and between Parent and the undersigned (the "COMPANY SUPPORT AGREEMENT"). The shares of, and/or options over, the share capital of the Company owned by the undersigned shareholder of the Company as of the date of this Proxy are listed beneath the undersigned's signature on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the earlier to occur of (i) the Expiration Date (as defined below) and
(ii) the First Closing Date. Terms used herein and not defined herein shall have the meaning set forth in the Company Support Agreement.

      This Proxy is coupled with an interest, is irrevocable (to the fullest extent permitted by law), is granted pursuant to the Company Support Agreement and is granted in consideration of Parent entering into that certain Acquisition Agreement, of even date herewith, by and between the Company and Parent (the "ACQUISITION AGREEMENT"). Pursuant to the Acquisition Agreement it is proposed that Parent shall (a) make an offer (the "SHARE OFFER") to acquire all of the issued and to be issued shares in the share capital of the Company and (b) simultaneously therewith, make an offer (the "OPTION OFFER" and, together with the Share Offer, the "OFFER") to have each Company Option under the Company Share Option Schemes, whether vested or unvested, at the election of the holder of each Company Option, either (i) be exercised in accordance with the rules of the relevant Company Share Option Scheme and such Ordinary Shares received upon the exercise be exchanged for shares of Parent Common Stock on the same terms as those offered under the Share Offer or (ii) become an option to acquire, on the same terms and conditions as were applicable under the relevant Company Share Option Scheme immediately prior to the First Closing Date, including the same vesting schedule, a number of shares of Parent Common Stock equal to the number of Ordinary shares issuable upon the exercise of each such Company Option prior to the First Closing Date multiplied by the Ordinary Share Exchange Ratio. As used herein, the term "EXPIRATION DATE" shall mean the date of termination of the Acquisition Agreement in accordance with the terms and provisions thereof.

      The attorneys and proxies named above, and each of them, are hereby further authorized and empowered by the undersigned, at any time prior to the earlier to occur of (i) the First Closing Date and (ii) the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written resolutions), at every annual, extraordinary or adjourned meeting of the shareholders or any class of shareholders of the Company and in every written resolution in lieu of any such meeting (i) in favor of: (A) delivery of a Selling Notice (as that term is defined in the Company's Articles of Association) to invoke the compulsory transfer to Parent of the remaining share capital of the Company pursuant to Article 7 of the Company's Articles of Association, and (B) approving any other matters that could reasonably be expected to facilitate the transactions contemplated by the Acquisition Agreement, and (ii) against any of the following actions (other than the Offer and any other transactions contemplated by the Acquisition Agreement): (A) any merger, consolidation, business combination, takeover, sale of assets, reorganization or recapitalization of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company, (D) any material change in the capitalization of the Company, of the corporate structure of the Company, (E) the requisition (and the Holder shall not propose such a requisition) of any general or separate class meeting of the Company for the purposes of considering any resolution relating to the Offer (including without limitation, a resolution to enable the Offer to become unconditional) except with the prior written consent of Parent, or (F) any other action or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Acquisition Agreement or Holder under the Company Support Agreement or which could reasonably be expected to result in any of the conditions to the obligations of the Company under the Acquisition Agreement not being fulfilled.

      This Proxy and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

      Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      This Proxy is irrevocable to the fullest extent permitted by law.

                            [SIGNATURE PAGE FOLLOWS]

Dated: September __, 2004

__________________________
[Name]

Shares owned of record:                     Beneficially owned shares:

Class of Shares              Number         Class of Shares            Number
---------------              ------         ---------------            ------
B Preferred Shares                          B Preferred Shares

A Ordinary Shares                           A Ordinary Shares

Ordinary Shares                             Ordinary Shares

Options to Purchase                         Options to Purchase
Ordinary Shares                             Ordinary Shares

                                       1